Exhibit 10.58

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of June 13, 2008 is among ICT Group, Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of June 24, 2005 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments.

2.1 In the definition of “Disposition” in Section 1.01 of the Credit Agreement, the “and” after clause (e) is replaced with “,” and the following is added immediately after clause (f):

, and (g) at any time from and after the Closing Date the sale, transfer or other disposition of Capital Stock of any Foreign Subsidiary by the Borrower or any Domestic Subsidiary to another Foreign Subsidiary

2.2 Section 6.20(d) is amended to add “as of the Closing Date” immediately after “Loan Party”.

2.3 In Section 7.12 of the Credit Agreement, the lead-in thereto is amended to read as follows:

Within thirty (30) days after the acquisition or formation of any Domestic Subsidiary or any Foreign Subsidiary that is directly owned by the Borrower or any Domestic Subsidiary:

2.4 A new Section 11.21 is added to the Credit Agreement to read as follows:

11.21 Collateral Matters.

The Administrative Agent agrees to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document that is transferred to any Person that is not a Loan Party in connection with any Disposition permitted under this Agreement.

3. Waiver. The Required Lenders waive any Default or Event of Default arising from the failure of the Borrower to notify the Administrative Agent pursuant to Section 8.13(c) of the Credit Agreement of the change in name of Harvest Resources, Inc. to ICT Resources, Inc. and the change in name of Yardley Enterprises, Inc. to ICT Enterprises, Inc.

4. Conditions Precedent. This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Loan Parties and the Required Lenders.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document.

6. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants that, after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

10. Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as an original.

11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ICT GROUP, INC., a Pennsylvania corporation

By:
	Name:	Robert T. Marley
	Title:	Senior Vice President and Treasurer

GUARANTORS:	ICT ENTERPRISES, INC., a Delaware corporation

By:
	Name:	Vincent A. Paccapaniccia
	Title:	Chief Financial Officer and Treasurer

ICT INTERNATIONAL, INC., a Delaware corporation

By:
	Name:	Vincent A. Paccapaniccia
	Title:	Chief Financial Officer and Treasurer

ICT RESOURCES, INC., a Delaware corporation

By:
	Name:	Vincent A. Paccapaniccia
	Title:	Chief Financial Officer and Treasurer

ICT ACCOUNTS RECEIVABLE MANAGEMENT, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Pages Continue]

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDER:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
	Name:	Mary Giermek
	Title:	Senior Vice President

CITIZENS BANK

By:
Name:
Title:

SOVEREIGN BANK

By:
Name:
Title:

MANUFACTURERS & TRADERS TRUST COMPANY

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title: